Note 6. Investments (Notes)	12 Months Ended
Dec. 31, 2014
Investments [Abstract]
INVESTMENTS
INVESTMENTS
The carrying value of short-term and long-term investments consists of the following:

	As of December 31,
	2014	2013
In millions
Equity method investments	$132.8	$33.2
Cost method investments	16.3	7.9
Total investments	$149.1	$41.1

Equity Method Investments
The increase in equity method investments as of December 31, 2014 compared to December 31, 2013 is primarily related to investments acquired in the SRP business combination, including the investment in CSolar discussed in Note 3 and an investment in various solar energy project entities in Spain.
Cost Method Investments
During the years ended December 31, 2014, 2013 and 2012, we recorded other-than-temporary impairment charges of $1.0 million, $3.2 million, and $3.6 million, respectively, associated with certain cost method investments. The impairments were a result of the length and severity of a fair value decline below our cost basis, with no turnaround in the foreseeable future.